SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
May 18, 2017
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer identification No.)

INDEPENDENT BANK CORP.
Office Address:	2036 Washington Street, Hanover, Massachusetts	02339
Mailing Address:	288 Union Street, Rockland, Massachusetts	02370
(Address of Principal Executive Officers)		(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17CFR 230.405)) or Rule 12b-2 of the Exchange Act (17CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Compensatory
Arrangements of Certain Officers.

(e) On May 18, 2017, the shareholders of Independent Bank Corp. (the “Company”) approved the Independent Bank Corp. 2017 Executive Incentive Plan (the “Plan”).

A detailed summary of the Plan is set forth in the Company’s proxy statement for its 2017 Annual Meeting of Shareholders, as filed with the Securities and Exchange Commission on March 30, 2017.  This summary, as well as the full text of the Plan which is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 filed on May 4, 2017, are incorporated herein by reference.

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Shareholders voted upon the proposals set forth below at the Company’s 2017 Annual Shareholders Meeting held on May 18, 2017. Voting results are, when applicable, reported by rounding fractional share voting up or down to the nearest round number.

(1)     Proposal to reelect William P. Bissonnette, Daniel F. O'Brien, Christopher Oddleifson, Maurice H. Sullivan, Jr., and Brian S. Tedeschi to serve as Class III Directors. All nominees were reelected. The results of voting were as follows:

	For	Against	Abstain	Broker Non-Votes
William P. Bissonnette	21,737,176	126,623	39,606	2,775,709
Daniel F. O'Brien	21,748,736	113,709	40,960	2,775,709
Christopher Oddleifson	21,752,419	112,038	38,947	2,775,709
Maurice H. Sullivan, Jr.	20,874,420	994,929	34,055	2,775,709
Brian S. Tedeschi	21,741,634	125,015	36,756	2,775,709

(2)     Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017. The proposal was approved. The results of voting were as follows:

For	Against	Abstain	Broker Non-Votes
24,264,125	387,004	27,985	--

(3)    Proposal to approve the Company's 2017 Executive Incentive Plan. The proposal was approved. The results of voting were as follows:

For	Against	Abstain	Broker Non-Votes
21,584,834	253,783	64,787	2,775,709

(4)    Proposal to approve, on an advisory basis, the compensation of our named executive officers. The proposal was approved. The results of voting were as follows:

For	Against	Abstain	Broker Non-Votes
20,944,864	890,196	68,344	2,775,709

(5)    Proposal to approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers. The frequency of 1 Year received the highest number of votes. The results of voting were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
16,785,933	82,373	4,954,974	80,124	2,775,709

The Company has determined to continue it practice of asking shareholders to approve, on an advisory basis, the compensation of its named executive officers on an annual basis.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Independent Bank Corp. 2017 Executive Incentive Plan, incorporated by reference to Exhibit 10.1 to Form 10-Q for the quarter ended March 31, 2017 filed on May 4, 2017.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

Date:	May 22, 2017	By:	/s/Edward H. Seksay
EDWARD H. SEKSAY
GENERAL COUNSEL